Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2015
Centennial Resource Production, LLC (Centennial OpCo) and Celero Energy Company, L.P.
Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards

Basis of Presentation

Through the delegation of authority of the general partners of NGP X and NGP VIII to NGP Energy Capital Management, L.L.C. (“NGP ECM”), all power and authority of the respective fund limited partnership in effectuating its core investment, management and divestment function is controlled by NGP ECM. As all power and authority to control the core functions of Centennial OpCo and Celero (collectively, the “Predecessor”) are controlled by NGP X and NGP VIII, respectively, the Combination has been accounted for as a reorganization of entities under common control in a manner similar to a pooling of interests. The results of Centennial OpCo and Celero have been combined for all periods in which common control existed for financial reporting purposes. All significant intercompany and intra‑company balances and transactions have been eliminated.

Certain prior period amounts have been reclassified to conform to the current presentation on the accompanying consolidated and combined financial statements.

Under certain contracts, when NGLs are extracted from the gas stream, processors receive a portion of the sales value from both the residue gas and the NGLs as a processing fee and remit the contractual proceeds to us. Prior to 2015, revenue was recognized net of these processing fees for residue gas and NGLs sold under these contracts as allowed under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition. Increasing NGL production has resulted in processing costs becoming more significant. Accordingly, the Predecessor changed its policy to record these processing costs with operating costs as allowed under ASC 605. Beginning in 2015, the Predecessor’s realized prices for sales under these contracts reflect the value of 100% of the residue gas and NGLs yielded by processing, rather than the value associated with the contractual proceeds it received. The related processing fees now are included in Transportation, processing, gathering, and other operating expenses. Financial statements for periods prior to 2015 have been reclassified to reflect this change in accounting treatment. There was no impact on operating income.

Assumptions, Judgments and Estimates

In the course of preparing the Predecessor’s consolidated and combined financial statements, the Predecessor’s management makes various assumptions, judgments and estimates to determine the reported amounts of assets, liabilities, revenues and expenses, and in the disclosures of commitments and contingencies. Changes in these assumptions, judgments, and estimates will occur as a result of the passage of time and the occurrence of future events and, accordingly, actual results could differ from amounts previously established.

The more significant areas requiring the use of assumptions, judgments and estimates include: (1) oil and natural gas reserves; (2) cash flow estimates used in impairment tests of long‑lived assets; (3) depreciation, depletion and amortization; (4) asset retirement obligations; (5) determining fair value and allocating purchase price in connection with business combinations; (6) valuation of derivative instruments; and (7) accrued revenue and related receivables.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Significant Accounting Policies

Cash and Cash Equivalents

The Predecessor considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

Accounts Receivable

Accounts receivable consists mainly of receivables from oil and natural gas purchasers and from joint interest owners on properties the Predecessor operates. For receivables from joint interest owners, the Predecessor typically has the ability to withhold future revenue disbursements to recover non‑payment of joint interest billings. Generally, oil and natural gas receivables are collected within two months and the Predecessor has had minimal bad debts. The Predecessor establishes an allowance for doubtful accounts equal to the estimable portions of accounts receivable for which failure to collect is probable. The Predecessor’s allowance for doubtful accounts totaled $0.1 million and $0.3 million as of December 31, 2015 and 2014, respectively.

Credit Risk and Other Concentrations

The Predecessor sells oil and natural gas to various third party purchasers. The future availability of a ready market for oil and natural gas depends on numerous factors outside the Predecessor’s control, none of which can be predicted with certainty. For the years ended December 31, 2015, 2014 and 2013, the Predecessor had one major customer, Plains Marketing, LP, which accounted for 64%,  78% and 72%, respectively, of total revenue for those years. The Predecessor does not require collateral and does not believe the loss of any single purchaser would materially impact its operating results, as crude oil and natural gas are fungible products with well‑established markets and numerous purchasers.

By using derivative instruments to economically hedge exposures to changes in commodity prices, the Predecessor exposes itself to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes the Predecessor, which creates credit risk. As of December 31, 2015, and through the filing date of this report, all of the Predecessor’s derivative counterparties were members of the Predecessor’s credit facility lender group. The credit facility is secured by the Predecessor’s proved oil and natural gas properties and therefore, the Predecessor is not required to post any collateral. The Predecessor does not receive collateral from its counterparties. The maximum amount of loss due to credit risk that the Predecessor would incur if its counterparties failed completely to perform according to the terms of the contracts, based on the gross fair value of financial instruments, was approximately $21.5 million at December 31, 2015. The Predecessor minimizes the credit risk in derivative instruments by: (i) limiting its exposure to any single counterparty; and (ii) monitoring the creditworthiness of the Predecessor’s counterparties on an ongoing basis. In accordance with the Predecessor’s standard practice, its commodity derivatives are subject to counterparty netting under agreements governing such derivatives and therefore the risk of loss due to counterparty nonperformance is somewhat mitigated.

The Predecessor places its temporary cash investments with high‑quality financial institutions and does not limit the amount of credit exposure to any one financial institution. For the years ended December 31, 2015, 2014 and 2013, the Predecessor has not incurred losses related to these investments.

Oil and Natural Gas Properties

The Predecessor follows the successful efforts method of accounting for its oil and natural gas properties. Under the successful efforts method, the costs incurred to acquire, drill, and complete productive wells and development wells are capitalized. Oil and gas lease acquisition costs are also capitalized. Exploration costs, including personnel and other internal costs, geological and geophysical expenses, delay rentals for gas and oil leases, and costs associated with unsuccessful lease acquisitions are charged to expense as incurred. Costs of drilling exploratory wells are initially capitalized but are charged to expense if the well is determined to be unsuccessful. As of December 31, 2015 and 2014, no costs were capitalized in connection with exploratory wells in progress. Net carrying values of retired, sold or abandoned properties that constitute less than a complete unit of depreciable property are charged or credited, net of proceeds, to accumulated depreciation, depletion and amortization unless doing so significantly affects the unit‑of‑production amortization rate, in which case a gain or loss is recognized in income. Gains or losses from the disposal of complete units of depreciable property are recognized in income.

Unproved properties consist of costs to acquire undeveloped leases as well as costs to acquire unproved reserves. The Predecessor evaluates significant unproved properties for impairment based on remaining lease term, drilling results, reservoir performance, seismic interpretation or future plans to develop acreage. Unproved properties and the related costs are transferred to proved properties when reserves are discovered on or otherwise attributed to the property. For the year ended December 31, 2015, the Predecessor recorded abandonment expense and impairment of unproved properties of $7.6 million for leases which had expired, or were expected to expire. For the year ended December 31, 2014, the Predecessor recorded abandonment expense and impairment of unproved properties of $20.0 million, of which $13.8 million was attributable to an impairment of unproved properties and $6.2 million was attributable to leases which had expired, or were expected to expire. For the year ended December 31, 2013, the Predecessor recorded an impairment of $7.4 million attributable to lease expirations.

The Predecessor reviews its proved oil and natural gas properties for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying amount of such property. The Predecessor estimates the expected future cash flows of its oil and natural gas properties and compares these undiscounted cash flows to the carrying amount of the oil and natural gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, the Predecessor will write down the carrying amount of the oil and natural gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of reserves, future commodity prices, future production estimates, estimated future capital expenditures and discount rates commensurate with the risk associated with realizing the projected cash flows. There were no impairments of proved oil and natural gas properties during the years ended December 31, 2015, 2014 and 2013.

Other Property and Equipment

Other property and equipment such as office furniture and equipment, buildings, vehicles, and computer hardware and software is recorded at cost. Depreciation is calculated using the straight‑line method over the estimated useful lives of the assets ranging from three to twenty years. Major renewals and improvements are capitalized while expenditures for maintenance and repairs are expensed as incurred. When other property and equipment is sold or retired, the capitalized costs and related accumulated depreciation are removed from the accounts.

Deferred Loan Costs

Deferred loan costs related to the Predecessor’s revolving credit facility are included in the line item Other noncurrent assets in the consolidated and combined balance sheets and are stated at cost, net of amortization, and are amortized to interest expense on a straight line basis over the borrowing term. Please refer to Recently Issued Accounting Standards, for additional discussion of deferred loan costs related to the Predecessor’s term loan.

Derivative Financial Instruments

In order to manage its exposure to oil and natural gas price volatility, the Predecessor enters into derivative transactions from time to time, including commodity swap agreements, basis swap agreements, collar agreements, and other similar agreements relating to the price risk associated with a portion of its production. To the extent legal right of offset exists with a counterparty, the Predecessor reports derivative assets and liabilities on a net basis.

The Predecessor records derivative instruments on the consolidated and combined balance sheets as either an asset or liability measured at fair value and records changes in the fair value of derivatives in current earnings as they occur. The Predecessor’s derivatives have not been designated as hedges for accounting purposes. For additional discussion on derivatives, please refer to Note 5—Derivative Financial Instruments.

Asset Retirement Obligations

The Predecessor recognizes an estimated liability for future costs associated with the abandonment of its oil and natural gas properties. A liability for the fair value of an asset retirement obligation and corresponding increase to the carrying value of the related long‑lived asset are recorded at the time a well is drilled or acquired. The increase in carrying value is included in proved oil and natural gas properties in the accompanying consolidated and combined balance sheets. The Predecessor depletes the amount added to proved oil and natural gas property costs and recognizes expense in connection with the accretion of the discounted liability over the remaining estimated economic lives of the respective oil and natural gas properties. For additional discussion, please refer to Note 10—Asset Retirement Obligations.

Revenue Recognition

The Predecessor derives revenue primarily from the sale of produced oil, natural gas, and NGLs. Revenue is recognized when the Predecessor’s production is delivered to the purchaser, but payment is generally received between 30 and 90 days after the date of production. No revenue is recognized unless it is determined that title to the product has transferred to the purchaser. At the end of each month, the Predecessor estimates the amount of production delivered to the purchaser and the price it will receive. The Predecessor follows the sales method of accounting for its oil and natural gas revenue, whereby revenue is recorded based on the Predecessor’s share of volume sold, regardless of whether the Predecessor has taken its proportional share of volume produced. A receivable or liability is recognized only to the extent that the Predecessor has an imbalance on a specific property greater than the expected remaining proved reserves.

Incentive Units

Incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period‑end fair value. For additional discussion, please refer to Note 9—Incentive Unit Compensation.

Segment Reporting

The Predecessor operates in only one industry segment, which is the exploration and production of oil and natural gas. All of its operations are conducted in one geographic area of the United States. All revenues are derived from customers located in the United States.

Income Taxes

Centennial OpCo is organized as a Delaware limited liability company, and Celero is organized as a Delaware limited partnership. As such, the Predecessor is treated as a flow‑through entity for U.S. federal income tax purposes and for purposes of certain state and local income taxes. For such purposes, the net taxable income of the Predecessor and any related tax credits are passed through to the owners and are included in their tax returns, even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no provision has been made in the consolidated and combined financial statements of the Predecessor for such income taxes paid at the owner level.

The Predecessor is subject to the Texas franchise tax, at a statutory rate of 0.75% of taxable margin. Deferred tax assets and liabilities are recognized for future Texas franchise tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective Texas franchise tax bases. As of December 31, 2015 and 2014, the Predecessor’s long‑term deferred tax liability was $2.4 million and $2.9 million, respectively.

The Predecessor evaluates the tax positions taken or expected to be taken in the course of preparing its tax returns and disallows the recognition of tax positions not deemed to meet a “more‑likely‑than‑not” threshold of being sustained by the applicable tax authority. The Predecessor’s management does not believe that any tax positions included in its tax returns would not meet this threshold. The Predecessor’s policy is to reflect interest and penalties related to uncertain tax positions as part of its income tax expense, when and if they become applicable.

As of December 31, 2015 the Predecessor has no current tax years under audit. The Predecessor remains subject to examination for federal income taxes and state income taxes for tax years 2012‑2015.

Recently Issued Accounting Standards

In May 2014, In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014‑09, Revenue from Contracts with Customers. This guidance is to be applied using a full retrospective method or a modified retrospective method, as outlined in the guidance. In August 2015, the FASB deferred the effective date of the new revenue recognition standard by one year. The revenue recognition standard is now effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted but only for annual periods, and interim periods within those annual periods, beginning after December 15, 2016. The Predecessor is currently evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements or disclosures.

In August 2014, the FASB issued ASU No. 2014‑15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This update requires management to evaluate whether there are conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern within one year after the date that the entity’s financial statements are issued, or within one year after the date the entity’s financial statements are available to be issued, and to provide disclosures when certain criteria are met. This guidance is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Predecessor is currently evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements or disclosures.

Effective November 1, 2015, the Predecessor early adopted, on a retrospective basis, ASU No. 2015‑03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015‑03”). ASU 2015‑03 requires deferred financing costs to be presented on the accompanying consolidated and combined balance sheets as a direct deduction from the carrying value of the related debt liability. In accordance, the Predecessor has reclassified $0.4 million of deferred financing costs related to its term loan, from the Other noncurrent assets line item to the Term loan, net of unamortized deferred financing costs line item. The December 31, 2014 accompanying balance sheet line items that were adjusted as a result of the adoption of ASU No. 2015‑03 are presented in the following table:

	As of December 31, 2014
	As Reported	As Adjusted
	(in thousands)
Other noncurrent assets	$1,866	$1,434
Total assets	$616,201	$615,769
Term loan	$65,000	$—
Term loan, net of unamortized deferred financing costs	$—	$64,568
Total liabilities	$238,269	$237,837
Total liabilities and owners’ equity	$616,201	$615,769

ASU 2015‑03 does not specifically address the accounting for deferred financing costs related to line‑of‑credit arrangements. In August 2015, the FASB issued ASU No. 2015‑15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line‑of‑Credit Arrangements (“ASU 2015‑15”) allowing for deferred financing costs associated with line‑of‑credit arrangements to continue to be presented as assets. ASU 2015‑15 is consistent with how the Predecessor currently accounts for deferred financing costs related to the Predecessor’s revolving credit facility.

Effective January 1, 2015, the Predecessor early adopted, on a prospective basis, ASU No. 2015‑01, Income Statement—Extraordinary and Unusual Items. This ASU simplifies income statement presentation by eliminating the concept of extraordinary items. There was no impact to the Predecessor’s consolidated and combined financial statements or disclosures from the adoption of this standard.

Effective December 1, 2015, the Predecessor early adopted, on a prospective basis, ASU No. 2015‑17, Balance Sheet Classification of Deferred Taxes (“ASU 2015‑17”). This ASU requires that deferred tax liabilities and assets, along with any related valuation allowance, be classified as noncurrent on the balance sheet. The current requirement that deferred tax liabilities and assets of a tax‑paying component of an entity be offset and presented as a single amount is not affected by the amendments in ASU 2015‑17. As ASU 2015‑17 was adopted on a prospective basis, the Predecessor did not retrospectively adjust prior periods.